UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 October 2, 2003


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                               74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788

Item 9. REGULATION FD DISCLOSURE

     On October 2, 2003, the Company's President, Robert L.G. Watson, will speak at Take Stock Texas in San Antonio, Texas. Attached as Exhibit 99.1 are materials that Mr. Watson will present at the Symposium. Exhibit 99.1 is incorporated by reference under this Item 9.

     The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


The following exhibits are filed as part of this report:

NUMBER                                                    DOCUMENT

99.1     Slide presentation




SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ABRAXAS PETROLEUM CORPORATION



                           By:      /s/Chris Williford
                                    ------------------------------
                                     Chris Williford
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer


Dated:    October 2, 2003

                                                                   Exhibit 99.1

Slide 1:  Abraxas Petroleum Corporation
2003 Take Stock Texas
October 2, 2003
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.
Picture:  Hudgins, P.T. 34 #1H, Pecos County, Texas

Slide 2:  Positioning Statement
Abraxas Petroleum Corporation
         o Oil and Gas exploration and production company o Based in San Antonio
         o Operations in Western Canada, Texas and Wyoming
         o AMEX:ABP
Natural gas
         oOver 80%
Quality assets oHigh ownership interests oOperations oHigh producing rates per well oLarge acreage positions oSubstantial upside

Slide 3: Results 2002Sold 35% proved reserves oRetained all undeveloped acreage
Reduced debt 45%
Reduced cash interest 90%
Issued equity at an implied 600% over market
Positioned Company to develop upside
Drilling success - Canada, West Texas
Picture:  Caroline, Alberta, Canada
Slide 4:  Goals 2003
Continue to:
Improve balance sheet
Develop upside
Maximize shareholder value
Picture:  Henson Gas Unit #2H, South Texas

Slide 5: Improve Balance Sheet Senior Secured 9% - $45 mm ($4 mm PIK) Second Secured 12.5% PIK - $118 mm o Callable at 91.5% until January 2004 o Trading at discount to call price PDP monetization PUD financing Other options

Slide 6:  Continue Proving Upside
Map of Canada showing following areas:
Ladyfern, British Columbia
Peace River Arch, Alberta
Caroline, Alberta

Slide 7:  Ladyfern, British Columbia, Canada
Well Location Map Shown
Offsets largest gas discovery in North America in many years 38,800 acres, 38% WI 2002 activity - drilled 6 wells (50% success) (marked on map) 2003 activity
   o 4 new wells drilled (75% success) (marked on map) o 1 horizontal re-entry of a 2002 well
   o Added compression to reduce line pressures and increase production

Slide 8:  Peace River Arch, Alberta, Canada
2 Well Location Map Shown
2002 activity - drilled 9 wells (89% success) (marked on map) Sold green acreage to PrimeWest Retained yellow acreage
         o 28,500 acres 68% WI
         o 1,400 acres subject to farmout (100% carry for 40% WI) 2003 planned activity (marked on map)
         o 1 farmout well
         o 6 100% Grey Wolf wells
         o 5 drilled with 100% success

Slide 9:  Caroline, Alberta, Canada
Well Location Map Shown
2002 activity
       o Drilled 6 wells (100% success) (marked on map) o Expanded 100% owned infrastructure o Sold green acreage to PrimeWest
Retained yellow acreage (21,000 acres, 89% WI) All acreage subject to AMI/ farmout (100% carry for 40% WI) 2003 planned activity
       o 6 farmout wells (marked on map) o 4 drilled with 75% success

Slide 10:  Continue Proving Upside
Map of the United States showing following areas:
Brooks Draw, Wyoming
Delaware Basin, Texas

Slide 11:  Brooks Draw, Wyoming
Well Location Map Shown
5 producing horizontal wells (marked on map) 62,000 acres, long-term leases 100% working interest 2 identified locations to test 3D (marked on map) One to be drilled late 2003 or early 2004

Slide 12:  Delaware Basin, West Texas Well Location Map Shown
2002 activity
         o 4 horizontal wells (100% success) (marked on map) 22,800 acres, 83% WI 2003 planned activity
         o 3 Montoya/Devonian horizontal wells (marked on map) o 17,000' Ellenburger well (marked on map)
25 identified locations (marked on map)
Accelerate PUD development

Slide 13: Maximize Shareholder ValueImprove balance sheet with target debt/cap of 40% to 60% Maintain financial flexibility and liquidity Prioritize large opportunity set to high-grade those with highest return and lowest risk profile Capitalize on strategic acquisitions and divestitures

Slide 14:  Maximize Shareholder Value
                                                                  2nds @
June 30, 2003                                    MM            Market (60)
-------------                                    --            -----------
Proved Reserves PV10 (1)                       $134
Incremental Reserves (88 Bcfe)(2)                84
Acreage (3)                                      15
Working Capital(4)                              <4>
Debt (5)                                      <160>                   <114>
                                              -----
Net Asset Value                                 $69                    $115
Shares Outstanding                             35.6
NAV/Share                                     $1.94                   $3.23
(1)114 Bcfe valued at constant wellhead prices of $3.78 and $25.58.
(2) Development projects on existing Company acreage requiring $72 mm capital.
(3)Valued by Seaton-Jordan comparable lease sales.
(4)Includes $2 mm accrued PIK interest.
(5)Actual debt

Slide 15:  2003 Guidance
Production
         Gas Equivalents, Bcfe                                               7-8
         Exit Rate, MMcfepd                                                20-25
Price Differentials from NYMEX
         Gas, $/Mcf                                                          .51
         Oil, $/Bbl                                                          .64
Lifting Cost
         $/Mcfe, includes production taxes                                  1.21
G&A
         $/Mcfe                                                              .69
CAPEX
         MM$                                                                15.0

Slide 16:  Summary Highlights
Niche exploitation and production company
High quality assets with substantial upside
2003 primary corporate goal of continuing to improve the balance sheet while increasing shareholder value
Picture:  Caroline, Alberta, Canada

Slide 17:  Final Slide  www.abraxaspetroleum.com
Picture of gas plant